SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 30, 2006
Philadelphia Consolidated Holding Corp.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-22280	23-2202671

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer’ Identification No.)

One Bala Plaza, Suite 100, Bala Cynwyd, PA		19004

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (610) 617-7900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On June 30, 2006, the Company entered into an unsecured Credit Agreement dated as of June 30, 2006 (the “Credit Agreement”) with Bank of America, N.A., as Administrative Agent and a Lender, and Wachovia Bank, National Association, as Documentation Agent and a Lender.
The Credit Agreement establishes a revolving credit facility providing for loans to the Company of up to $50,000,000 in principal amount outstanding at any one time, with a maturity date of June 29, 2007. The Credit Agreement contains an annual commitment fee of 8.0 bps per annum on the unused commitments under the Credit Agreement. No borrowings have yet been made by the Company under the Credit Agreement.
Each loan under the Facility will bear interest at a per annum rate equal to, at Company’s option, (i) LIBOR plus 0.40%, or (ii) the Base Rate (to be defined as the higher of (a) the Bank of America prime rate and (b) the Federal Funds rate plus .50%).
The Credit Agreement contains various representations, covenants and events of default typical for credit facilities of this type, including the following financial covenants: the Company’s Consolidated Leverage Ratio (as that term is defined in the Credit Agreement) is required to be equal to or less than 0.30 to 1.00 as of the end of any fiscal quarter of the Company, and the “Surplus as Regards Policyholders” (as reflected on each quarterly or annual statement filed with the Pennsylvania Insurance Department) of the Company’s subsidiaries, Philadelphia Indemnity Insurance Company and Philadelphia Insurance Company, is required to be at least $451,101,175 and $33,714,004, respectively, as of the end of each of their fiscal quarters.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit 10.1 Credit Agreement, dated as of June 30, 2006 among Philadelphia Consolidated Holding Corp. as the Borrower, Bank Of America, N.A., as the Administrative Agent, and any other Lenders under the Credit Agreement, Wachovia Bank, National Association, as Documentation Agent, and Banc Of America Securities LLC, as Sole Lead Arranger and Sole Book Manager.
Signatures
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Philadelphia Consolidated Holding Corp.

Dated: July 6, 2006	By:	Craig P. Keller

Craig P. Keller
Executive Vice President, Secretary, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing

10.1	Credit Agreement, dated as of June 30, 2006 among Philadelphia Consolidated Holding Corp. as the Borrower, Bank Of America, N.A., as the Administrative Agent, and any other Lenders under the Credit Agreement, Wachovia Bank, National Association, as Documentation Agent, and Banc Of America Securities LLC, as Sole Lead Arranger and Sole Book Manager.	Furnished electronically herewith.